UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Andrea Electronics Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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April 29, 2004

Dear Stockholders:

You are cordially invited to attend the 2004 annual meeting of stockholders of Andrea Electronics Corporation (the “Company”) which will be held on Friday, May 21, 2004 at 2:00 p.m. local time, at the Company’s main office located at 45 Melville Park Road, Melville, New York.

The attached notice of annual meeting and the proxy statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Marcum & Kliegman LLP, the Company’s independent auditors, will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the outstanding common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

Douglas J. Andrea

Chairman of the Board

and Corporate Secretary

ANDREA ELECTRONICS CORPORATION

45 Melville Park Road

Melville, New York 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FRIDAY, MAY 21, 2004

On Friday, May 21, 2004, Andrea Electronics Corporation will hold its annual meeting of shareholders at the Company’s main office located at 45 Melville Park Road, Melville, New York. The meeting will begin at 2:00 p.m., local time. At the meeting, shareholders will consider and act on the following:

1.	The election of eight directors to hold office until the next annual meeting of shareholders;

2.	The ratification of the selection of Marcum & Kliegman LLP as the Company’s independent accountants for the year ending December 31, 2004;

3.	The ratification and approval of the issuance of 1,250,000 shares of Series D Convertible Preferred Stock and related warrants, including the terms and provisions of the Series D Convertible Preferred Stock providing for adjustment to the number of shares of common stock into which a share of Series D Convertible Preferred Stock may be converted.

4.	The approval of the issuance of an additional 1,250,000 shares of Series D Convertible Preferred Stock and related warrants.

5.	The approval of an amendment to Andrea Electronics’ restated certificate of incorporation, as amended, to eliminate a limitation on the conversion of the Series C Convertible Preferred Stock.

6.	Such other business as may properly come before the meeting.

Note: As of the date of this notice, the board of directors is not aware of any other business to come before the meeting.

Only shareholders of record as the close of business on April 20, 2004 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas J. Andrea

Chairman of the Board and

Corporate Secretary

Melville, New York

April 29, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

ANDREA ELECTRONICS CORPORATION

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Andrea Electronics Corporation (“Andrea Electronics” or the “Company”) to be used at the 2004 annual meeting of shareholders of the Company. The annual meeting will be held at the Company’s main office located at 45 Melville Park Road, Melville, New York on Friday, May 21, 2004 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about April 29, 2004.

General Information about Voting

Who Can Vote at the Meeting

You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on April 20, 2004. As of the close of business on April 20, 2004, a total of 47,566,641 shares of Andrea Electronics common stock were outstanding and 213.760331 shares of Series C Convertible Preferred Stock were outstanding. Each share of common stock and each share of Series C Convertible Preferred Stock has one vote.

Attending the Meeting

If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Directors must be elected by a plurality of the votes cast by holders of common stock at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the election of directors. The affirmative vote of a majority of the votes cast by holders of common stock is required to approve (i) the appointment of Marcum & Kliegman LLP as independent auditors; (ii) the issuance of 1,250,000 shares of Series D Convertible Preferred Stock and related warrants, including the terms and provisions of the Series D Convertible Preferred Stock providing for adjustment to the number of shares of common stock into which a share of Series D Convertible Preferred Stock may be converted; and (iii) the issuance of an additional 1,250,000 shares of Series D Convertible Preferred Stock and the related warrants. Abstentions and broker non-votes will have no effect on these proposals. The affirmative vote of a majority of all the outstanding shares of common stock entitled to vote thereon is required to approve the amendment to Andrea Electronics’ restated certificate of incorporation, as amended, to eliminate a limitation on the conversion of the Series C Convertible Preferred Stock. The amendment to Andrea Electronics’ restated certificate of incorporation, as amended, to eliminate a limitation on the conversion of the Series C Convertible Preferred Stock also requires approval by two-thirds of the outstanding shares of Series C Convertible Preferred Stock. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Voting by Proxy

The board of directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” ratification of Marcum & Kliegman LLP as independent auditors, “FOR” the issuance of 1,250,000 shares of Series D Convertible Preferred Stock and the related warrants, including the terms and provisions of the Series D Convertible Preferred Stock providing for adjustment to the number of shares of common stock into which a share of Series D Convertible Preferred Stock may be converted, “FOR” the issuance of an additional 1,250,000 shares of Series D Convertible Preferred Stock and the related warrants; and “FOR” the amendment to Andrea Electronics’ certificate of incorporation, as amended, to eliminate a limitation on the conversion of the Series C Convertible Preferred Stock.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Corporate Governance

General

Andrea Electronics periodically reviews its corporate governance policies and procedures to ensure that Andrea Electronics meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern Andrea Electronics’ operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Andrea Electronics.

Corporate Governance Policy

Andrea Electronics has adopted a corporate governance policy to govern certain activities, including:

(1) the duties and responsibilities of the Board of Directors and each director;

(2) the composition and operation of the Board of Directors;

(3) the establishment and operation of Board committees;

(4) convening executive sessions of independent directors;

(5) succession planning;

(6) the Board of Directors’ interaction with management and third parties; and

(7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Business Ethics and Conduct

Andrea Electronics has adopted a Code of Business Ethics and Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Ethics and Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Business Ethics and Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Business Ethics and Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Ethics and Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors and Fees

The Company conducts business through meetings and activities of its Board of Directors and their committees. During the year ended December 31, 2003, the Board of Directors of the Company held 10 regular meetings and 7 special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during the year ended December 31, 2003, except for John R. Croteau. Independent directors each receive an annual retainer of $5,000 in the form of Company common stock and are paid $500 for attendance at Board meetings and $250 for attendance at committee meetings. The Chairperson of each committee receives 25,000 stock options for his or her past year’s service. These stock option grants will have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, a 6-month vesting period and a term of 10 years.

Committees of the Board of Directors

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section-3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee consists of Joseph J. Migliozzi (chairman), Gary A. Jones and Jonathan D. Spaet. The Audit Committee meets with management and Company financial personnel, as well as with the Company’s independent accountants, to consider the adequacy of the internal controls of the Company and the objectivity of the Company’s financial reporting. The Audit Committee met 4 times during the fiscal year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the American Stock Exchange. The Board of Directors has determined that Joseph J. Migliozzi is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2 - Ratification of Independent Auditors - Report of the Audit Committee.”

Compensation Committee. The Compensation Committee consists of Scott M. Koondel (chairman), Louis Libin and Jonathan D. Spaet. The Compensation Committee administers the Company’s stock option plans and makes recommendations to the Board of Directors with respect to the compensation of management. The Compensation Committee met 3 times during the fiscal year ended December 31, 2003. Each member of the Compensation Committee is independent under the listing standards of the American Stock Exchange.

Nomination and Governance Committee. The Nomination and Governance Committee consists of Louis Libin (chairman), John R. Croteau and Scott M. Koondel and takes a leadership role in shaping Andrea Electronics’ governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Andrea Electronics and monitoring compliance with these policies and guidelines. In addition, the Nomination and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. This committee also leads the Board in its annual review of the Board’s performance and recommends to the Board director candidates for each committee for appointment by the Board. The Nomination and Governance Committee, previously designated as the Nominating Committee, met twice during the fiscal year ended December 31, 2003. Each member of the Nomination and Governance Committee is independent in accordance with the listing standards of the American Stock Exchange definition of independence qualifications for nominating committee members. The Nomination and Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The procedures of the Nomination and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nomination and Governance Committee Procedures.”

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders.

Stock Ownership

The following table sets forth certain information as of April 20, 2004, with respect to the common stock ownership of (i) each director or nominee for director of the Company, (ii) each executive officer named in the Summary Compensation Table and (iii) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares Owned (excluding options)		Number of Shares that May Be Acquired Within 60 days by Exercising Options	Percent of Common Stock Outstanding(1)
Douglas J. Andrea	261,014	(2)	925,000	2.4%
John R. Croteau	25,625		35,000	*
Paul E. Donofrio	—		350,000	*
Corisa L. Guiffre	2,750		80,000	*
Gary A. Jones	27,625		70,000	*
Scott M. Koondel	10,000		205,000	*
Louis Libin	25,625		35,000	*
Joseph J. Migliozzi	10,000		—	*
Jonathan D. Spaet	10,000		35,000	*
Directors and executive officers as a group (9 persons)	372,639		1,735,000	4.3%

*	Less than 1%

(1)	Percentages with respect to each person or group of persons have been calculated on the basis of 47,566,641 shares of Company common stock, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days from April 20, 2004, by the exercise of options. The information concerning the shareholders is based upon information furnished to the Company by such shareholders. Except as otherwise indicated, all of the shares next to each identified person or group are owned of record and beneficially by such person or each person within such group and such persons have sole voting and investment power with respect thereto.

(2)	Includes 12,438 and 3,876 shares owned by Mr. Andrea’s spouse and Mr. Andrea’s daughter, respectively.

The following table sets forth certain information as of April 20, 2004, with respect to the stock ownership of beneficial owners of more than 5% of the Company’s outstanding common:

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)
HFTP Investment L.L.C.	3,079,449	(2)	6.5%
750 Lexington Avenue, 22nd Floor
New York, New York 10022

(1)	Percentages with respect to each person or group of persons have been calculated on the basis of 47,566,641 shares of Company common stock.

(2)	Based on information filed with the Securities and Exchange Commission in a Schedule 13G on February 20, 2004. HFTP Investment L.L.C., Promethean Asset Management, L.L.C., James F. O’Brien, Jr., Promethean Investment Group, L.L.C., HFTP Managers LLC, Heracles Fund, Promethean Managers LLC, Themis Managers LLC and Themis Qualified Partners L.P. are each deemed to be beneficial owners of 3,079,449 of these shares.

The following table sets forth certain information as of April 20, 2004, with respect to the stock ownership of beneficial owners of more than 5% of the Company’s outstanding Series C Preferred Stock:

Name and Address	Number of Shares Owned	Percent of Series C Preferred Stock Outstanding(1)
Alpha Capital Aktiengesellschaft. Pradafant 79490 Furstentums Vaduz, Lichtenstein	84.904533	39.7%

Stonestreet Limited Partnership c/o Canaccord Capital Corporation 320 Bay Street, Suite 1300 Toronto, Ontario M5H 4A6, Canada	41.634845	19.5%

Ellis International Ltd. 53rd Street Urbanizacion Obarrio Swiss Tower, 16th Floor, Panama Republic of Panama	19.777665	9.3%

Enable Growth Partners One Sansome Street, Suite 2900 San Francisco, CA 94104	37.470045	17.5%

Gamma Opportunity Capital Partners, LP 1325 Howard Avenue #422 Burlingame, CA 94010	18.319445	8.6%

(1)	Percentages with respect to each person or group of persons have been calculated on the basis of shares of Company Series C Preferred Stock.

Proposal 1 - Election of Directors

The By-laws of the Company provide that the Board of Directors shall consist of not less than three and not more than ten directors as determined by the Board. The Board of Directors currently consists of eight directors, and the Board has determined that the number of directors to be elected at the annual meeting shall be eight. The persons listed below have been nominated by the Board for election as directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted “FOR” the election of these nominees.

The Board of Directors recommends that you vote “FOR” the election of these nominees.

In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Board Nominees for Election as Directors

Information on director nominees of the Company follows (ages are as of December 31, 2003):

Douglas J. Andrea, age 41, has been Chairman of the Board of Directors since November 2001, a Director of the Company since 1991 and Corporate Secretary since 2003. He was Co-Chairman and Co-Chief Executive Officer of the Company from November 1998 until August 2001. He served as Co-President of the Company from November 1992 to November 1998, as Vice President - Engineering of the Company from December 1991 to November 1992, and as Secretary of the Company from 1989 to January 1993.

John R. Croteau, age 43, has been a Director of the Company since March 2002. Mr. Croteau, General Manager, Media Platform and Services Group at Analog Devices, Inc., is currently responsible for Analog Devices’ DSP and System Product businesses in PCs and peripherals. Mr. Croteau, having 19 years of semiconductor and technology marketing and business management experience, built a franchise in PC Audio at Analog Devices, servicing substantially all PC OEMs, including Intel, Dell, Compaq, Hewlett Packard, IBM, Sony, Fujitsu, FSC and NEC, among others. Since joining Analog Devices in 1983, Mr. Croteau held a variety of strategic marketing and planning positions, specializing in bringing new technologies and products to market.

Paul E. Donofrio, age 45, has been the President and Chief Executive Officer and Director of the Company since August 2003. Prior to joining the Company, Mr. Donofrio served as Executive Vice President of Corporate Development of DHB Industries Inc., a protective body armor manufacturer from 2002 to 2003. He served as Executive Vice President, Chief Financial Officer and Director of Chiliad, Inc., a contextual search and retrieval software firm from 2001 to 2002. Mr. Donofrio previously served in senior financial and operational positions and Director at Telemonde, Inc., an international supplier of global telecommunication equipments, and Microwave Power Devices, Inc., a microwave amplifier design and marketing company.

Gary A. Jones, age 58, has been a Director of the Company since April 1996. He has served as President of Digital Technologies, Inc. since 1994 and was Chief Engineer at Allied Signal Ocean Systems from 1987 to 1994. From March 1998 to December 2000, Mr. Jones was the Managing Director of Andrea Digital Technologies, Inc, a wholly-owned subsidiary of Andrea Electronics Corporation.

Scott M. Koondel, age 40, has been a Director of the Company since April 1995. He is the Senior Vice President, National Sales Manager of Domestic Television of Paramount Pictures, a subsidiary of Viacom International and has been employed with Paramount Pictures since June 1993, and was the National Sales Manager for WPIX-TV, a division of Tribune Broadcasting, from June 1990 to June 1993.

Louis Libin, age 45, has been a Director of the Company since February 2002. He is President of Broad Comm, Inc., a consulting group specializing in advanced television broadcast, interactive TV, Internet Protocol and wireless communications. Prior to his tenure at Broad Comm, Mr. Libin was Chief Technology Officer for NBC, and was responsible for all business and technical matters for satellite, wireless and communication issues for General Electric and NBC. Since 1989, Mr. Libin has represented the United States on satellite and transmission issues at the International Telecommunications Union (the ITU) in Geneva, Switzerland. Mr. Libin

is a Senior Member of the Institute of Electrical and Electronic Engineers (IEEE), and is a member of the National Society of Professional Engineers.

Joseph J. Migliozzi, age 54, has been a Director of the Company since September 2003. He operates his own management consulting firm since 2001. From 1997 to 2001 Mr. Migliozzi was the Chief Operating and Financial Officer of Voyetra Turtle Beach. Prior to that, he served in various executive management positions in the electronics manufacturing industries, with both financial and operational responsibilities. Mr. Migliozzi is a Certified Public Accountant.

Jonathan D. Spaet, age 48, has been a Director of the Company since 2003. He is Vice-President of Advertising Sales for Westwood One Radio Networks since June of 2003, overseeing ad sales for one of the largest radio groups in the country. From 2002 to 2003, he was the Chief Operating Officer of MEP Media, a company that was starting a digital cable channel devoted to the music enthusiast. Prior to MEP, he was President of Ad Sales for USA Networks, supervising ad sales, marketing, research and operations for both USA and Sci-fi, two top-tier cable channels. Previously, he was President of Ad Sales for About.com. This followed 15 years at NBC, where Mr. Spaet’s career included a six-year position in NBC Cable and nine years in the NBC Television Stations Group.

Information about Executive Officers Who Are Not Directors

The following information is provided for an executive officer, who is not also a director:

Corisa L. Guiffre, age 31, has been the Company’s Vice President and Chief Financial Officer of the Company since June 2003 and Assistant Corporate Secretary since October 2003. Ms. Guiffre joined the Company in November 1999 and served as Vice President and Controller until June 2003. Prior to joining the Company she was part of the Audit, Tax and Business Advisory divisions at Arthur Andersen LLP. She is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and a member of the New York State Society of Certified Public Accountants.

The executive officers of the Company are elected annually and hold office until their successors have been elected and qualified or until they are removed or replaced.

Executive Compensation

The following table sets forth information for the last three fiscal years relating to compensation earned by each person who served as chief executive officer and the other most highly compensated executive officers who received salary and bonuses over $100,000 during the year ended December 31, 2003.

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Awards			Stock Options (#)
Douglas J. Andrea, Chairman of the Board, Corporate Secretary and former Co-Chairman and Co-Chief Executive Officer(2)	2003 2002 2001	$179,030 178,685 241,724	$	— 125,000 —	$	— 102,000 44,500	(1)	— 250,000 —

Paul E. Donofrio, Director, President and Chief Executive Officer(3)	2003	$73,723		$20,833		$—		350,000

Corisa L. Guiffre, Vice-President, Chief Financial Officer and Assistant Corporate Secretary(4)	2003 2002 2001	$113,770 99,000 84,000	$	— — 15,000	$	— — —		— — —

Christopher P. Sauvigne, former President and Chief Executive Officer and Chief Operating Officer(5)	2003 2002 2001	$109,232 178,675 243,723	$	— 125,000 —	$	— 102,000 44,500	(1)	— 250,000 —

(1)	Includes 150,000 shares of stock granted to each of Christopher P. Sauvigne and Douglas J. Andrea, which vested on the day of the grant.
(2)	Effective August 2001, Douglas J. Andrea relinquished his duties as a Co-Chairman and Co-Chief Executive Officer of the Company and became sole Chairman of the Board.
(3)	Mr. Donofrio joined the Company in August 2003.
(4)	Ms. Guiffre joined the Company in November 1999 and served as Vice President and Controller until June 2003. Since June 2003, Ms. Guiffre has served as the Company’s Vice President and Chief Financial Officer
(5)	Mr. Sauvigne’s employment terminated as President and Chief Executive Officer of the Company in August 2003 and Director in November 2003. Mr. Sauvigne became President and Chief Executive Officer of the Company in August 2001

The following table summarizes for each of the executive officers named in the “Executive Compensation” table the number of shares covered by options granted during 2003.

Option Grants in Last Fiscal Year

		Individual Grants
Name	Date of grant	Number of securities underlying options granted (#)		Percentage of total options granted to employees in fiscal year	Exercise price ($/share)	Expiration Date
Paul E. Donofrio	8/4/03	350,000	(1)	74.5%	$0.31	8/4/13

(1)	Of the shares covered by this option grant, none can be purchased during the six-months following the grant; 100% can be purchased after the first six-months of the grant.

The following table summarizes for each of the executive officers named in the “Executive Compensation” table the number of shares acquired and value realized upon exercise of options during fiscal 2003 and the aggregate dollar value of in-the-money, unexercised options at December 31, 2003. None of the executive officers exercised or held any SARs during the year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End— Exercisable/ Unexercisable	Value of Unexercisable In-the-Money Options at Fiscal Year End—Exercisable/ Unexercisable(1)
Douglas J. Andrea	—	$—	925,000/—	$	— /$ —
Paul E. Donofrio	—	$—	— /350,000	$	— /$35,000
Corisa L. Guiffre	—	$—	80,000/—	$	— /$ —
Christopher P. Sauvigne	—	$—	— /—	$	— /$ —

(1)	Values were based on a closing trade price for Andrea’s Common Stock on December 31, 2003 of $0.41 per share. Options are in-the-money only if the market value of shares covered by options is greater than the exercise price.

Employment Agreements

In August 2003, Paul E. Donofrio, President and Chief Executive Officer, and the Company entered into a Memorandum of Understanding regarding the terms of Mr. Donofrio’s employment. Pursuant to the Memorandum of Understanding, Mr. Donofrio will receive an initial annual base salary of $175,000, an initial stock grant of 350,000 options and a minimum annual bonus of $50,000. Mr. Donofrio would also be entitled to a change in control payment equal to one times his base salary with continuation of health and medical benefits for one year in the event of a change in control and subsequent termination of employment other than for cause. The term of this agreement can be extended for two additional one year terms and, if so, Mr. Donofrio’s base salary would be $200,000 and $225,000 in years two and three, respectively, and additional grants of stock options each year. The Company is currently in the process of finalizing an employment agreement for Paul E. Donofrio, that incorporates all of the terms and conditions of the Memorandum of Understanding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and persons who beneficially own more than ten percent of the Company’s Common Stock to file with the Securities and Exchange Commission (“SEC”) and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock in the Company. Officers, directors and greater-than-ten percent shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 31, 2003, the Company’s directors and officers met all applicable SEC filing requirements, except that one transaction by Louis Libin and one transaction by Scott M. Koondel was not filed on a Form 4 on a timely basis, due to administration error.

Proposal 2 -

Ratification of Appointment of Independent Auditors

The Board of Directors has appointed Marcum & Kliegman LLP to be the Company’s independent auditors for the fiscal year ending December 31, 2004, subject to the ratification by stockholders. A representative of Marcum & Kliegman LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Marcum & Kliegman LLP as the independent auditors of the Company.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Marcum & Kliegman LLP as the independent auditors of the Company.

Change in Independent Auditors

On July 1, 2002, the Company’s Board of Directors, at the recommendation of its Audit Committee, determined not to engage Arthur Andersen LLP as the Company’s independent accountants for the fiscal year ending December 31, 2002. However, no action was taken on this date to formally dismiss Arthur Andersen LLP as the Company’s independent accountants. On July 29, 2002, the Company’s Board of Directors, at the recommendation of its Audit Committee, determined to engage PricewaterhouseCoopers LLP as the Company’s independent accountants, however no action was taken on this date to formally engage PricewaterhouseCoopers LLP as the Company’s independent accountants. On August 6, 2002, the Securities and Exchange Commission informed the Company that Arthur Andersen LLP had notified the Securities and Exchange Commission that it was unable to perform future audit services for the Company and, as a result, its relationship with the Company was effectively terminated. Arthur Andersen LLP did not notify the Company of this directly, however, the Securities and Exchange Commission stated in its letter that Arthur Andersen LLP’s notification was consistent with widely disseminated press reports of the wind-down of Arthur Andersen’s business. As a result, on August 6, 2002, Arthur Andersen LLP was dismissed as the Company’s independent accountant.

The report of Arthur Andersen LLP on the financial statements of the Company for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During each of the years ended December 31, 2001 and 2000 and the subsequent interim period preceding August 6, 2002, the Company was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of

Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report.

On August 6, 2002, the Company’s Board of Directors, at the recommendation of its Audit Committee, engaged PricewaterhouseCoopers LLP as the Company’s independent accountants. During the years ended December 31, 2001 and 2000 and through the date of the Board’s decision, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On August 14, 2002, the Company’s Board of Directors, at the recommendation of its Audit Committee, dismissed PricewaterhouseCoopers LLP as the Company’s independent accountants. During the term of its engagement, PricewaterhouseCoopers LLP did not audit or review any financial statements of the Company as of any date or for any period, nor issue any reports relating thereto. However, PricewaterhouseCoopers LLP did commence, but did not complete a review of the Company’s interim financial statements for the quarter ended June 30, 2002.

During the term of its engagement, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in any report on any audited financial statements of the Company.

During the term of PricewaterhouseCoopers LLP’s engagement, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that prior to its dismissal, PricewaterhouseCoopers LLP raised questions regarding the Company’s ability to recover its deferred tax assets. PricewaterhouseCoopers LLP was dismissed prior to the matter being resolved. Members of the Board of Directors, one of which is a member of the Audit Committee, discussed this matter with PricewaterhouseCoopers LLP. The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of the Company’s successor accountant concerning this matter.

On August 15, 2002, the Company’s Board of Directors, at the recommendation of its Audit Committee, engaged Marcum & Kliegman LLP as the Company’s independent accountants. During the years ended December 31, 2001 and 2000 and through the date of the Board’s decision, the Company did not consult Marcum & Kliegman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by Marcum & Kliegman LLP, PricewaterhouseCoopers LLP and Arthur Andersen LLP:

Marcum & Kliegman LLP	2003	2002
Audit Fees	$124,125	$153,419
Audit-related fees(1)	$20,323	$15,794
Tax fees	$—	$—
All other fees(2)	$—	$10,918

PricewaterhouseCoopers LLP	2003	2002
Audit Fees	N/A	$32,500
Audit-related fees	N/A	$—
Tax fees	N/A	$—
All other fees	N/A	$—

Arthur Andersen LLP	2003	2002
Audit Fees	N/A	$24,500
Audit-related fees(1)	N/A	$69,217
Tax fees	N/A	$—
All other fees	N/A	$—

(1) Includes fees for consulting and assistance with securities filings.

(2) Includes fees for the audit of the Company’s 401(K) Profit Sharing and Retirement Plan.

Pre-Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

Report of the Audit Committee

The Audit Committee of the Company’s Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the American Stock Exchange.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form
10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent auditors for the fiscal year ended December 31, 2004.

The Audit Committee of the Board of Directors

of Andrea Electronics Corporation

Joseph J. Migliozzi (chairman)

Gary A. Jones

Jonathan D. Spaet

Proposals 3 and 4 -

Issuance of Series D Convertible Preferred Stock and Warrants

Proposals 3 and 4

Andrea Electronics is requesting:

(i)	In Proposal 3, the ratification and approval by its shareholders of its issuance to investors of 1,250,000 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and related warrants, including the terms and provisions of the Series D Preferred Stock providing for adjustments to the number of shares of common stock into which a share of Series D Preferred Stock may be converted. Andrea Electronics sold these shares of Series D Preferred Stock and related warrants to the investors on February 23, 2004 for $1,250,000 in new capital, and

(ii)	In Proposal 4, the approval of its shareholders to sell to investors, for an additional $1,250,000 in new capital, an additional 1,250,000 shares of Series D Preferred Stock and related warrants. This requested approval also relates to certain warrants to be issued to Andrea Electronics’ financial advisor upon sale of those additional shares of Series D Preferred Stock and warrants.

The Amendment to Andrea Electronics’ Certificate of Incorporation, which established the terms of the Series D Preferred Stock is attached as Appendix C and the form of the warrants is attached as Appendix D to this proxy statement. The terms of the Series D Preferred Stock and related warrants is discussed below under “The Series D Convertible Preferred Stock” and “The Warrants.” The disclosure in this proxy statement regarding the terms of the Series D Preferred Stock and the warrants is qualified in its entirety by reference to the applicable Appendix C or D.

Andrea Electronics believes that with the initial $1,250,000 in funds already received and the $1,250,000 in additional funds from the sale of securities for which Proposal 4 requests shareholder approval, it will have sufficient liquidity to continue, at least through the end of this 2004 fiscal year, its implementation of its business plan seeking to improve its operating results. If shareholder approval of the proposed issuance of the additional

1,250,000 shares of Series D Preferred Stock and warrants for $1,250,000 in new capital is not obtained, Andrea Electronics may not have sufficient liquidity to continue its operations through December 2004.

Background

In recent years, Andrea Electronics has experienced significant net losses, $4.7 million for 2003 and $21.1 million for 2002, and it sold its Aircraft Communications Products division in 2003. As of December 31, 2003, Andrea Electronics had a working capital deficit of $192,871 and cash on hand of $1,725,041. Andrea Electronics was able to increase its revenues by 30% to $5.1 million for 2003 from 2002, and its net losses for 2003 were significantly less than its 2002 net losses. Further, Andrea Electronics’ business plan is to continue to improve its cash flows during 2004 by continuing to implement reductions of administrative overhead expenses where necessary and feasible, as well as placing heightened emphasis on its sales and marketing efforts.

In light of its financial condition at year-end 2003, management believed that additional capital was needed in order to have sufficient liquidity available for Andrea Electronics to continue operations for the forthcoming year 2004 and seek to accomplish its business plan.

One significant impediment to Andrea Electronics’ ability to raise additional capital was its outstanding shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”), which was not includable as equity capital of Andrea Electronics under generally accepted accounting principles in the United States. In particular, the Series C Preferred Stock had certain mandatory redemption features, and certain repricing features relating to its conversion into common stock which were tied to the market price of Andrea Electronics’ common stock, contained a lien on Andrea’s assets, and the Series C Preferred Stock accumulated additional amounts (the “Additional Amounts”) at 5% per year, which increased its liquidation preference and its conversion amount for purposes of conversion into common stock.

In order to seek to address its liquidity problem, Andrea Electronics retained Knightsbridge Holdings Inc. as a financial advisor to seek additional capital for Andrea Electronics. Knightsbridge Holdings arranged for investors who:

(i)	Purchased the then outstanding shares of Series C Preferred Stock from the previous holder and entered into an Acknowledgment and Waiver Agreement (the “Waiver Agreement”) with Andrea Electronics, dated February 17, 2004. This Waiver Agreement, discussed in greater detail below, enables Andrea Electronics to include the Series C Preferred Stock as equity capital, eliminated future accumulation of Additional Amounts for the Series C Preferred Stock, provides for the elimination of the lien on Andrea’s assets and generally fixed the effective conversion price for the receipt of shares of Andrea Electronics’ common stock upon conversion of the Series C Preferred Stock at $0.2551 per share.

(ii)	Entered into a Securities Purchase Agreement with Andrea Electronics dated February 20, 2004 (the “Securities Purchase Agreement”). Pursuant to that Securities Purchase Agreement, these investors paid $1.25 million to Andrea Electronics for 1,250,000 shares of Andrea Electronics Series D Preferred Stock, which are convertible into a total of 5,000,000 shares of common stock (an effective conversion price of $0.25 per share, subject to possible adjustment as discussed in greater detail under “The Series D Convertible Preferred Stock - Adjustment of Conversion Price”) and warrants, exercisable for 2,500,000 shares of common stock at $0.38 per share, to purchase a total of 2,500,000 shares of common stock.

Pursuant to the Securities Purchase Agreement, the investors also agreed to purchase an additional 1,250,000 shares of Series D Preferred Stock and related warrants for a total of $1,250,000. The additional Series D Preferred Stock would be convertible into a total of 5,000,000 shares of common stock (an effective conversion price of $0.25 per share, subject to possible adjustment as discussed in greater detail under “The Series D Convertible Preferred Stock - Adjustment of Conversion Price”) and warrants, which would be exercisable for 2,500,000 shares of common stock. The sale and purchase of those additional 1,250,000 shares of Series D Preferred Stock and related warrants is subject, however, to receipt of the approval of Andrea Electronics’ shareholders for such issuance and also is subject to the effectiveness of a registration statement under the Securities Act of 1933 for the resale by the investors of the shares of common stock they can obtain upon the conversion of Series D Preferred Stock and the exercise of the warrants.

Acknowledgment and Waiver Agreement. Pursuant to the Waiver Agreement, the purchasers of the Series C Preferred Stock agreed with Andrea Electronics to:

•	Eliminate the security interest in its assets held by the previous owner of the Series C Preferred Stock;

•	Eliminate any right of the holders of the Series C Preferred Stock to require redemption of the Series C Preferred Stock, with two limited exceptions which are within Andrea Electronics’ control;

•	Eliminate the future increases in the Additional Amounts, at a rate of 5% per year of the stated value of the unconverted balance of the Series C Preferred Stock, which increased the number of shares of common stock issuable upon conversion of the Series C Preferred Stock and the liquidation preference of that stock; and

•	Eliminate an existing election for the holder of Series C Preferred Stock to utilize a lower market price as the conversion price; and to reset the conversion price of the Series C Preferred Stock to $0.2551 per share of common stock from the existing $0.30 per share conversion price.

In order to facilitate obtaining the Waiver Agreement from all holders of outstanding shares of Series C Preferred Stock, Andrea Electronics also entered into an Exchange and Termination Agreement, dated February 17, 2004, with the previous holder of the outstanding shares of Series C Preferred Stock. Pursuant to this agreement, Andrea Electronics issued 1.8 million shares of common stock to the previous holder of the Series C Preferred Stock in exchange for their outstanding 46.3 shares of Series C Preferred Stock, which were not being purchased by the investors. The 1.8 million shares of common stock issued by Andrea Electronics approximated the number of common stock the previous holder of the Series C Preferred Stock would have received upon conversion of the 46.3 shares of Series C Preferred Stock.

Securities Purchase Agreement. As mentioned above, on February 23, 2004, pursuant to the Securities Purchase Agreement, investors purchased 1,250,000 shares of the Series D Preferred Stock and warrants, for an aggregate of $1,250,000. Subject to various terms and conditions, these 1,250,000 shares of Series D Preferred Stock, among other things, are convertible into 5,000,000 shares of common stock (at a conversion price of $0.25 per share, subject to possible adjustment as discussed in great detail under “The Series D Convertible Preferred Stock - Adjustment of Conversion Price”) and the warrants are exercisable for an aggregate of 2,500,000 shares of common stock (at an exercise price of $0.38 per share). The warrants are exercisable after August 23, 2004 and on or prior to February 23, 2009. Pursuant to the Securities Purchase Agreement, the investors have also agreed to purchase, subject to the approval of the Andrea Electronics shareholders no later than May 21, 2004, and the effectiveness of a registration statement under the Securities Act of 1933, concerning resale by the investors of the shares of common stock issuable upon conversion of the Series D Preferred Stock and exercise of the warrants, an additional 1,250,000 shares of Series D Preferred Stock and warrants. The purchase price for these additional securities is $1,250,000. The additional shares of Series D Preferred Stock will have the same terms and provisions as the shares of Series D Preferred Stock sold to the investors on February 23, 2004. The additional warrants to be purchased will be exercisable for a total of 2,500,000 shares of common stock. The exercise price per share will be the closing sale price of Andrea Electronics’ common stock on the American Stock Exchange (“AMEX”) on the trading day immediately prior to the closing of the sale of the additional Series D Preferred Stock and the warrants. The additional warrants will be exercisable at anytime after six months after the date of issuance and on or prior to five years from the date of issuance.

Financial Advisor. For its financial advisory services, Andrea Electronics has paid Knightsbridge Holdings $300,000 in cash and issued warrants exercisable for a total of 377,094 shares of common stock. These warrants have provisions similar to the warrants sold in connection with the shares of Series D Preferred Stock pursuant to the Securities Purchase Agreement, including an exercise price of $0.38 per share. In addition, if Andrea Electronics issues the additional 1,250,000 shares of Series D Preferred Stock and warrants to the investors pursuant to the Securities Purchase Agreement, Andrea Electronics has agreed to pay Knightsbridge

Holdings an additional $50,000 and to issue additional warrants exercisable for a total of 62,500 shares of common stock. These warrants would have terms and provisions similar to the additional warrants to be issued under the Securities Purchase Agreement together with the additional shares of Series D Preferred Stock. The warrants issued and to be issued to Knightsbridge Holdings also include a provision for Knightsbridge Holdings to exchange the warrants for shares of common stock having a value equal to the value of shares that could be purchased upon exercise of such warrants minus their exercise price. Thus, Andrea Electronics shareholders approval of the issuance of those additional securities also approves the issuance of the additional warrants issued to Knightsbridge Holdings.

The Series D Convertible Preferred Stock

General Terms of the Series D Convertible Preferred Stock. The Series D Preferred Stock has no voting rights other than as required by law, and is not entitled to receive dividends. In the event of our liquidation or dissolution, the holders of the Series D Preferred Stock are entitled to receive in cash out of our assets an amount per share equal to $1.00. The holders of Series D Preferred Stock are entitled to receive these amounts in preference to the holders of our common stock and any other junior class of our capital stock.

Conversion. Each share of Series D Preferred Stock is convertible into four shares of common stock at the option of the holder (a conversion price of $0.25 per share, subject to adjustment for certain stock splits, recapitalizations, or other dilutive transactions. See “- Adjustment of Conversion Price” below).

Limitations on Conversion. The issuance of shares of common stock upon conversion of the Series D Preferred Stock is limited to that amount which, after giving effect to the conversion, would cause the holder not to beneficially own in excess of 4.99% of the then outstanding shares of our common stock, and except that each holder has a right to terminate such limitation upon 61 days notice to us. These calculations exclude the number of shares of common stock which would be issuable upon:

•	conversion of the remaining, nonconverted shares of Series D Preferred Stock beneficially owned by the holder and its affiliates;

•	exercise of the warrants issued in connection with the Series D Preferred Stock beneficially owned by the holder and its affiliates; and

•	exercise or conversion of any of the unexercised or unconverted portion of any other of our securities (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to this limitation beneficially owned by the holder and its affiliates.

This 4.99% limitation does not prevent the holder from reducing its beneficial ownership by sale or other transfer of common stock, and then acquiring additional shares of common stock, up to the beneficial ownership limits, by conversion of shares of Series D Preferred Stock.

Adjustment of Conversion Price. The shares of Series D Preferred Stock are also subject to antidilution provisions, which are triggered in the event of certain stock splits, recapitalizations, or other dilutive transactions. In addition, issuances of common stock at a price below the conversion price then in effect, or the issuance of warrants, options, rights, or convertible securities which have an exercise price or conversion price less than that conversion price, other than for certain previously outstanding securities and certain “excluded securities” (as defined in the certificate of amendment), require the adjustment of the conversion price to that lower price at which shares of common stock have been issued or may be acquired. In the event that we issue securities in the future which have a conversion price or exercise price which varies with the market price and the terms of such variable price are more favorable than the conversion price in the Series D Preferred Stock, the purchasers may elect to substitute the more favorable variable price when making conversions of the Series D Preferred Stock.

Registration of Shares. We are obligated by a registration rights agreement to register the common stock issuable upon conversion of the Series D Preferred Stock and exercise of the common stock warrants, and such registration statement must be declared effective by the Securities and Exchange Commission in no event later than June 12, 2004. If the registration statement is not declared effective by the Commission by June 12, 2004 we must pay to each holder of such registerable securities an amount in cash per outstanding Series D Preferred

Stock held equal to the product of (a) .0005 multiplied by (b) either (x) the number of days after the schedule effectiveness deadline that the registration statement is not declared effective by the Commission, or (y) the number of days that sales cannot be made pursuant to the registration statement after the registration statement had been declared effective by the Commission, as the case may be.

We have agreed to indemnify the holders of registerable securities against liabilities under the Securities Act in connection with the registration of the common stock issuable upon conversion of the Series D Preferred Stock. To the extent any indemnification is prohibited or limited by law, we have agreed to make the maximum contribution with respect to any amounts for which we would otherwise be liable under the registration rights agreement to the fullest extent permitted by law. The holders will similarly indemnify us.

Other Terms. The transaction documents relating to the Series D Preferred Stock and warrants contain other representations, warranties, agreements and indemnification obligations applicable to us. The operative agreements:

•	restrict our ability to redeem, pay any cash dividends and make certain distributions on our common stock, and

•	limit our ability to issue senior preferred stock.

The Warrants

The outstanding warrants are exercisable to purchase an aggregate of 2,877,094 shares of common stock, including the warrants issued to Knightsbridge Holdings, at an exercise price of $0.38 per share. The exercise price is subject to adjustment, in the event of stock dividends, distributions, stock splits or reverse stock splits, and also for adjustment in the event of reclassifications, exchanges, reorganizations, mergers and similar events. The warrants are exercisable at any time after August 23, 2004 and prior to February 23, 2009.

In addition, the warrants that Andrea Electronics is committed to issue pursuant to the Securities Purchase Agreement dated February 20, 2004, including the additional warrants to be issued to Knightsbridge Holdings, will be exercisable for a total of an additional 2,562,500 shares of common stock. The exercise price of these warrants will be the closing sales price of our common stock on the trading day immediately pursuant to the date of issuance of such warrants. The additional warrants will be exercisable at anytime after six months after the date of issuance and on or prior to five years from the date of issuance.

Need for Shareholder Approval

Under the rules of AMEX, an issuer (including Andrea Electronics) whose shares are traded on AMEX is not permitted, without approval of its shareholders, to issue shares of common stock (or securities convertible into shares of common stock) in connection with any transaction (other than a public offering) equal to 20% or more of the presently outstanding stock for less than the greater of book or market value of the stock (the “Exchange Cap”).

Proposal 3. Andrea Electronics is requesting the ratification and approval of its shareholders of its issuance to the investors of the 1,250,000 shares of Series D Preferred Stock and related warrants, issued on February 23, 2004, including the terms and provisions of the Series D Preferred Stock providing for adjustments to the number of shares of common stock into which a share of Series D Preferred Stock may be converted. See “The Series D Convertible Preferred Stock” and “The Warrants” above for a summary of the terms and provisions of the Series D Preferred Stock and related warrants, particularly the adjustment provisions of the Series D Preferred Stock, under “The Series D Convertible Preferred Stock - Adjustment of Conversion Price.”

The 5,000,000 shares of common stock currently issuable upon the conversion of the 1,250,000 shares of Series D Preferred Stock issued on February 23, 2004, pursuant to the Stock Purchase Agreement, together with the related warrants exercisable for a total of 2,500,000 shares of common stock issued on that date and the warrants for 377,094 shares issued initially to Knightsbridge Holdings (188,547 of such warrants have been subsequently assigned to another investor by Knightsbridge Holdings), a total of a possible 7,877,094 shares, do not exceed this Exchange Cap.

However, the adjustment provisions of the Series D Preferred Stock, particularly the adjustment of its conversion price to any lower sales price of common stock sold in the future or conversion or exercise price for common stock which could be acquired upon conversion or exercise of rights to acquire common stock granted in the future, cause the Series D Preferred Stock to be considered as possibly convertible into the maximum number of common shares which would be issued if the conversion price of the Series D Preferred Stock were reduced to its $0.01 per share par value. Shares of common stock issuable as a result of such adjustment would exceed the Exchange Cap. Andrea Electronics is seeking the shareholder ratification and approval to satisfy the AMEX requirements for shareholder approval for issuances in excess of the Exchange Cap. Andrea Electronics could face potential delisting on AMEX if it violates the rules of AMEX.

Proposal 4. Andrea Electronics is requesting the approval of its shareholders to sell to investors, for $1,250,000 in new capital, the additional 1,250,000 shares of Series D Preferred Stock and related warrants pursuant to the Securities Purchase Agreement. See “The Series D Convertible Preferred Stock” and “The Warrants” above for a summary of the terms and provisions of the Series D Preferred Stock and related warrants. The Securities Purchase Agreement requires shareholder approval for the issuance and sale of the additional shares of Series D Preferred Stock and related warrants and is requesting that shareholder approval in order to satisfy the AMEX requirements for shareholder approval for issuances in excess of the Exchange Cap.

As of April 20, 2004, a total of 47,566,641 shares of Andrea Electronics common stock were outstanding. The Securities Purchase Agreement provides for the sale of the additional 1,250,000 shares of Series D Preferred Stock and related warrants, which together with the additional warrants to be issued to Knightsbridge Holdings are convertible into or exercisable for a total of 7,562,500 shares of common stock only after shareholder approval for such issuance because of the Exchange Cap requirements. Andrea Electronics is seeking shareholder approval for the sale and issuance of those additional securities pursuant to the Securities Purchase Agreement in order to satisfy the AMEX requirements for shareholder approval for issuances in excess of the Exchange Cap. Andrea Electronics could face potential delisting on AMEX if it violates the rules of AMEX.

Purpose and Effect of Proposals 3 and 4

Andrea Electronics believes that the issuance on February 23, 2004 of the 1,250,000 shares of Series D Preferred Stock and related warrants for $1.25 million was a necessary step in order to address its liquidity problems. That $1.25 million together with the additional $1.25 million to be raised by the sale of an additional 1,250,000 shares of Series D Preferred Stock and related warrants pursuant to the Securities Purchase Agreement should enable Andrea Electronics to continue its implementation of its business plan at least through December 2004.

If shareholder ratification and approval of Proposal 3 is not obtained, Andrea Electronics could be in violation of the rules of AMEX and potentially face delisting. In addition, if Andrea Electronics fails to issue common stock to the investors upon conversion of the Series D Preferred Stock due to an adjustment in the conversion price because such adjustment would cause Andrea Electronics to issue common stock in excess of the Exchange Cap, Andrea Electronics could be required to pay damages to those investors wishing to convert their shares of Series D Preferred Stock as a result of a breach of the terms of the Securities Purchase Agreement. In particular, the terms of the Series D Preferred Shares require Andrea Electronics to pay the holder of the Series D Preferred Stock liquidated damages if Andrea Electronics fails to issue common stock upon a request by the holder to convert its shares of Series D Preferred Stock.

Andrea Electronics does not have any plans or intentions to sell additional shares of common stock or rights to acquire common stock for a price less than the current $0.25 per share of common stock conversion price of the Series D Preferred Stock.

Andrea Electronics believes that with the capital raised by the sale of the Series D Preferred Stock and related warrants, and the additional capital that will be raised upon the sale of the additional shares of Series D Preferred Stock and warrants, it will have sufficient liquidity to continue its implementation of its business plan seeking to improve its operating results at least through December 2004. If shareholder approval of Proposal 4 is not obtained, Andrea Electronics may not have sufficient liquidity to continue in operations as proposed through December 2004.

Stockholder Dilution

The conversion of the Series D Preferred Stock and the warrants may result in substantial dilution to other shareholders of the common stock. If all shares of Series D Preferred Stock and warrants, which are outstanding or committed to be issued subject to stockholder approval, are assumed to be converted into, or exercised for shares of common stock, the new number of shares of common stock required to be issued as a result would aggregate 15,439,594 shares, which would represent 25% of the then-outstanding shares of common stock. As a result, the ownership interest in Andrea Electronics of existing outstanding shares of common stock would be reduced to approximately 75% of outstanding shares.

Vote Required for Proposals 3 and 4

Under the rules of AMEX, the affirmative vote of not less than a majority of the votes cast by holders of common stock is required for shareholder approval of Proposals 3 and 4.

Recommendation of the Board Of Directors

The Board of Directors understands that the conversion of the outstanding Series D Preferred Stock and warrants and the issuance of the common stock upon conversion of the additional Series D Preferred Stock to be issued and upon the exercise of the warrants to be issued, has the potential to substantially dilute the interests of the existing holders of the common stock. Nevertheless, the Board has determined that shareholder approval of Proposals 3 and 4 is advisable and in the best interests of the Company and its shareholders. Accordingly, the Board recommends that the shareholders vote “FOR” the ratification and approval of Proposal 3 and “FOR” the approval of Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 - THE RATIFICATION AND APPROVAL OF THE ISSUANCE OF 1,250,000 SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK AND THE RELATED WARRANTS, INCLUDING THE TERMS AND PROVISIONS OF THE SERIES D CONVERTIBLE PREFERRED STOCK PROVIDING FOR ADJUSTMENT TO THE NUMBER OF SHARES OF COMMON STOCK INTO WHICH A SHARE OF SERIES D CONVERTIBLE PREFERRED STOCK MAY BE CONVERTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4 - THE APPROVAL OF THE ISSUANCE OF AN ADDITIONAL 1,250,000 SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK AND THE RELATED WARRANTS.

Proposal 5 -

An Amendment To Andrea Electronics’ Restated Certificate of Incorporation, as

Amended, To Eliminate a Limitation On the Conversion of the

Series C Convertible Preferred Stock

Andrea Electronics is requesting the approval of its shareholders to amend its Restated Certificate of Incorporation, as amended, to eliminate provisions of Article Third, as amended, to establish the terms and provisions of the Series C Convertible Preferred Stock (the “Series C Preferred Stock”). Specifically, Andrea Electronics is requesting approval of its shareholders to eliminate Section XX (“Section XX”) of the provisions governing Andrea Electronics’ Series C Preferred Stock, which sets a limitation on beneficial ownership on the Series C Preferred Stock. The Board of Directors has unanimously approved, declared advisable, and recommends to its shareholders approval of the elimination of Section XX. The Board of Directors believes that this proposal is in the best interests of the Company and its shareholders and recommends a vote FOR the proposed amendment.

In connection with the Waiver Agreements entered into on February 17, 2004 as described under Proposal 3 and 4, we agreed to seek stockholder approval to eliminate Section XX. Currently, Section XX states:

XX. LIMITATION ON BENEFICIAL OWNERSHIP

The Company shall not effect any conversion of [Series C] Preferred Shares, and no holder of [Series C] Preferred Shares shall have the right to convert any [Series C] Preferred Shares, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person’s affiliates) would have acquired, through conversion of [Series C] Preferred Shares or otherwise, beneficial ownership of a number of shares of Common Stock during the 60-day period ending on and including the Conversion Date of such conversion (the “60 Day Period”), that, when added to the number of shares of Common Stock beneficially owned by such Person (together with such Person’s affiliates) at the beginning of the 60 Day Period, exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the [Series C] Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted [Series C] Preferred Shares beneficially owned by such Person or any of its affiliates, (B) conversion of any unconverted Series B Shares or exercise of any unexercised Series B Warrants beneficially owned by the holders and its affiliates and (C) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section XX, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section XX, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For purposes of compliance with this Section XX, upon the written or oral request of any holder, the Company shall reasonably promptly confirm orally and in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of [Series C] Preferred Shares and the Series B Shares and exercise of the Series B Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Vote Required

Approval of the proposal requires the affirmative vote of (i) a majority of common stock outstanding and entitled to vote at the meeting and (ii) two-thirds of the outstanding shares of Series C Preferred Stock.

Purpose and Effect of the Amendment

Currently, the issuance of shares of common stock upon conversion of the Series C Preferred Stock is limited to that amount which, after giving effect to the conversion, would cause the holder not to beneficially own in excess of 4.99% or, together with other shares beneficially owned during the 60-day period prior to such conversion, not to have beneficially owned over such 60 day period an aggregate of outstanding shares in excess of 9.99% of the outstanding shares of common stock. These calculations exclude the number of shares of common stock, which would be issuable upon:

•	conversion of the remaining, nonconverted shares of Series C Preferred Stock beneficially owned by the holder and its affiliates;

•	exercise or conversion of any of the unexercised or unconverted portion of any other of our securities (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to this limitation beneficially owned by the holder and its affiliates.

These limitations do not prevent the holder from reducing its beneficial ownership by sale or other transfer of common stock, and then acquiring additional shares of common stock, up to the beneficial ownership limits, by conversion of shares of Series C Preferred Stock.

Pursuant to the Waiver Agreement, we agreed to request the approval of our stockholders to amend the terms of the Series C Preferred Stock to eliminate the 9.99% restriction of Section XX. By eliminating Section XX, holders of Series C Preferred Stock would no longer be prohibited from having beneficially owned shares of common stock at any time during any 60 day period which together with all of such shares beneficially owned during that 60 day period would exceed 9.99% of outstanding shares of common stock. Holders of the Series C Preferred Stock would still be subject to the 4.99% limitation on ownerships of Series C Preferred Stock at any given time. The calculations of these 9.99% and 4.99% limitations are subject to the exclusions described in Section XX above.

Elimination of this 9.99% limitation might permit a holder of Series C Preferred Stock to convert its shares into common stock and sell those shares into the trading market at a faster rate than such holder could accomplish if it remained subject to the 9.99% limitation. However, under the circumstances, Andrea Electronics does not believe that the 9.99% limitation imposes any significant limitation on the holders of Series C Preferred Stock. Thus, its removal should not have a material effect on the trading market for Andrea Electronics’ common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5 - THE APPROVAL OF ANDREA ELECTRONICS’ RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO ELIMINATE A LIMITATION ON THE CONVERSION OF THE SERIES C CONVERTIBLE PREFERRED STOCK.

Nomination and Governance Committee Procedures

General

It is the policy of the Nomination and Governance Committee of the Board of Directors of Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nomination and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nomination and Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nomination and Governance Committee’s resources, the Nomination and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nomination and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nomination and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nomination and Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nomination and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet any eligibility requirements set forth in the Company’s bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nomination and Governance Committee will consider the following criteria in selecting nominees: business experience; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nomination and Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nomination and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The process that the Nomination and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nomination and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors. The Nomination and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nomination and Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nomination and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nomination and Governance Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Business Proposals and

Shareholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 21, 2005. If next years annual meeting is held on a date more than 30 calendar days from May 21, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s By-laws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must give written notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting. A copy of the By-laws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Corisa L. Guiffre; Chief Financial Officer, Andrea Electronics Corporation at 45 Melville Park Road, Melville, NY 11747. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nomination and Governance Committee.

Miscellaneous

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company’s stock.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on April 20, 2004. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission will be furnished without charge to persons who are stockholders as of the close of business on April 20, 2004 upon written request to Douglas J. Andrea, Corporate Secretary, Andrea Electronics Corporation, 45 Melville Park Road, Melville, New York 11747.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

By Order of the Board of Directors

Douglas J. Andrea

Chairman of the Board and

Corporate Secretary

Melville, New York

April 29, 2004

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the annual meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

Appendix A

ANDREA ELECTRONICS CORPORATION

AUDIT COMMITTEE CHARTER

Organization

The primary function of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Andrea Electronics Corporation (the “Company “) is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent accountants; the Company’s compliance with legal and regulatory requirements; the independent accountant’s qualifications and independence; the performance of the Company’s internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

The Audit Committee will be comprised of two or more directors as determined by the Board each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for American Stock Exchange issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2.	Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

3.	The Audit Committee shall meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

4.	Keep written minutes for all meetings.

5.	Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

7.	Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8.	Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

9.	Ensure that the independent auditor discusses with the Audit Committee their judgements about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

10.	Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

11.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to stockholders.

12.	Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

13.	Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

14.	Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

15.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgement, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16.	Review the performance of the independent auditor.

17.	Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

18.	Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for payment to such counsel and other advisors. In addition, the Audit Committee shall be provided funding for ordinary administrative expenses of the Audit Committee.

19.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

21.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

22.	Review and approve all related-party transactions.

In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter once every three years either in the annual report to stockholders or proxy statement.

Appendix B

ANDREA ELECTRONICS CORPORATION

NOMINATION AND GOVERNANCE COMMITTEE CHARTER

I. Purpose

The primary objectives of the Nomination and Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Andrea Electronics Corporation (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (ii) ensuring that the Audit/Compliance and Nomination and Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II. Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for American Stock Exchange issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV. Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees), and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V. Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI. Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

Appendix C

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE

OF

INCORPORATION

OF

ANDREA ELECTRONICS CORPORATION

(Pursuant to Section 805 of the New York Business Corporation Law)

I, THE UNDERSIGNED, Paul E. Donofrio, being the President and Chief Executive Officer of Andrea Electronics Corporation, do hereby certify and set forth:

l. The name of the corporation is Andrea Electronics Corporation (hereinafter the “Corporation” or the “Company”).

2. The Certificate of Incorporation of the Corporation was filed with the Department of State on March 15, 1934, under the name “F.A.D. Andrea, Inc.”

3. Article Third of the Certificate of Incorporation of the Corporation is hereby amended for the purpose of designating a series of Preferred Stock, par value $0.01 per share, of the Corporation and hereby stating the designation and the number of shares, and fixing the relative rights, preferences, and limitations thereof, and the text of said Article Third is hereby amended to add the following text at the end of Article Third:

“Series D Convertible Preferred Stock”

I. DESIGNATION AND AMOUNT

The designation of this series, which consists of 2,500,000 shares of Preferred Stock, is the Series D Convertible Preferred Stock (the “Preferred Shares”) and the Stated Value shall be $1.00 per share (the “Stated Value”).

II. NO DIVIDENDS

The Preferred Shares shall not bear any dividends (“Dividends”).

III. CERTAIN DEFINITIONS

For purposes of this Article Third, the following terms shall have the following meanings:

(A) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed;

(B) “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on The American Stock Exchange, Inc. (“AMEX”) (as reported by Bloomberg Financial Markets (“Bloomberg”)), or, if AMEX begins to operate on an extended hours basis and does not designate the closing sale price, then the last sale price of such security prior to 4:00:00 p.m., Eastern Time, as reported by Bloomberg, or, if AMEX is not the principal trading market for such security, the last closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded (as reported by Bloomberg) (or if such principal securities exchange or trading market begins to operate on an extended hours basis and does not designate the closing sale price, then the last sale price of such security prior to 4:00:00 p.m., Eastern Time, as reported by Bloomberg), or if the foregoing do not apply, the last closing sale price of such security in the over-the-counter market on the electronic bulletin board (as reported by Bloomberg) or if no closing sale price is reported by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding Preferred Shares (including for purposes of this determination any Preferred Shares with respect to which the Closing Sale Price is being determined). If the Company and the holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section IV(E)(3). (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

(C) “Conversion Amount” means the Stated Value;

(D) “Conversion Price” means, on a per Preferred Share basis, as of the Conversion Date (as defined below) or other date of determination of the applicable Preferred Shares, $0.25, subject in each case to adjustment as provided herein;

(E) “Conversion Shares” means shares of Common Stock issuable upon conversion of Preferred Shares.

(F) “Initial Issuance Date” means the first date on which any Preferred Shares are issued by the Company;

(G) “Issuance Date” means, with respect to each Preferred Share, the date of issuance of such Preferred Share;

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(H) “Registration Rights Agreement” means that certain registration rights agreement between the Company and the initial holders of the Preferred Shares relating to the filing of a registration statement covering the resale of the Conversion Shares (as defined below);

(I) “Securities Purchase Agreement” means that certain securities purchase agreement between the Company and the initial holders of the Preferred Shares;

IV. HOLDER’S CONVERSION OF PREFERRED SHARES

A holder of Preferred Shares shall have the right, at such holder’s option, to convert the Preferred Shares into shares of the common stock on the following terms and conditions:

(A) Conversion Right. At any time or times on or after the Issuance Date, any holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section IV(F)) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Preferred Shares in excess of that number of Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the total outstanding shares of Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) conversion of the remaining, nonconverted Preferred Shares beneficially owned by the holder and its affiliates, (2) exercise of the warrants issued in connection with the Series D Shares (the “Warrants”) beneficially owned by the holders and its affiliates and (3) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) all of which are subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section IV(A), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section IV(A), in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For purposes of compliance with this Section IV(A), upon the written or oral request of any holder, the Company shall reasonably promptly confirm orally and in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares and exercise of the Warrants and conversions of shares of Series C Convertible Preferred Stock (“Series C Shares”) by such holder and its affiliates since the date as of which such number of outstanding

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shares of Common Stock was reported. It is understood that nothing herein requires a holder exercising or converting any securities of the Company to instead exercise or convert other securities of the Company first. Further, a holder, by the express written notice to the Company may elect to terminate the limitations on conversion of the Preferred Shares set forth in the proviso to the first sentence of this Section IV(A), such termination to be effective 61 days after receipt by the Company of such notice of such termination.

(B) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each of the Preferred Shares pursuant to Section IV(A) shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price

(C) Adjustment to Conversion Price Dilution and Other Events. In order to prevent dilution of the rights granted under this Certificate of Amendment, the Conversion Price will be subject to adjustment from time to time as provided in this Section IV(C).

(1) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(2) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” In connection with an Organic Change, the Company will make appropriate provision to insure that each of the holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the ‘conversion of such holder’s Preferred Shares, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder’s Preferred Shares had such Organic Change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions).

(3) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Initial Issuance Date, the Company issues or sells, or is deemed to have

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issued or sold, any shares of Common Stock (other than Excluded Securities (as defined below)) for a consideration per share less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to such consideration per share. For purposes of determining the adjusted Conversion Price under this Section IV(C)(3), the following shall be applicable:

(a) Issuance of Options. If and whenever on or after the Initial Issuance Date, the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than Excluded Securities (as defined herein)) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called “Options” and such convertible or exchangeable stock or securities being herein called “Convertible Securities”) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to such grant, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange) shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section IV(C)(3)(a), the “price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities” is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange), plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange) or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(b) Issuance of Convertible Securities. If and whenever on or after the Initial Issuance Date, the Company in any manner issues or sells any Convertible Securities (other than Excluded Securities (as defined below)) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to such issuance or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or

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exchange) shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this Section IV(C)(1)(b), the “price per share for which Common Stock is issuable upon such conversion or exchange” is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange there or at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or exchange), by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or exchange). No adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(c) Certain Definitions. For purposes of determining the adjusted Conversion Price under Section IV(C)(3), the following terms have the meanings set forth below:

(i) “Approved Stock Plan” shall mean any stock option or similar plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director.

(ii) “Excluded Securities” means (A) the Preferred Shares, the Warrants issued in connection with the Preferred Shares and shares of Common Stock issued upon conversion of the Preferred Shares or exercise of such Warrants, (B) shares of Common Stock issued upon conversion of the Series C Convertible Preferred Stock (“Series C Shares”) outstanding as of the Initial Issuance Date and upon exercise Warrants outstanding as of the Initial Issuance Date, (C) securities issued or deemed to have been issued by the Company in connection with an Approved Stock Plan, (D) securities issued or deemed to have been issued by the Company in connection with any strategic partnership, joint venture or collaboration with any party the primary purpose of which is not to raise equity capital, or (E) securities issued or deemed to have been issued by the Company in connection with any strategic partnership, joint venture or collaboration with a company whose principal business is in the electronics or information technology industries and whose primary business is not, directly or indirectly, investing in or advising other entities, the sole purpose of which is not to raise equity capital.

(4) Expiration of Options or Convertible Securities. If the Conversion Price was adjusted upon the issuance of Options or Convertible Securities pursuant to Section IV(C)(3), then upon the expiration of any Options or any rights of conversion, exercise or exchange under Convertible Securities which shall not have been exercised, converted or exchanged, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if (A) in the case of Convertible Securities or Options, the only Common Stock with respect to such Convertible Securities or Options were shares of Common Stock, if any, actually issued upon the exercise of such Options or exercise, conversion or exchange of such Convertible Securities and the consideration received therefore

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was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually exercised, converted or exchanged, plus any additional consideration, if any, actually received by the Company upon such exercise, conversion or to exchange, and (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Common Stock deemed to have been issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

(5) Notices. Upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of the Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

(D) Purchase Rights. In addition to any adjustments of the Conversion Price pursuant to Section IV(C), if at any time after the Initial Issuance Date the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holders of the Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the timing or amount of conversions) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(E) Mechanics of Conversion. Subject to the Company’s inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section V:

(1) Holder’s Delivery Requirements. To convert Preferred Shares into full shares of Common Stock on any date (the “Conversion Date”), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section IV(E)(6), deliver to the Company, the original certificate(s) representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates)”.

(2) Company’s Response. Upon receipt by the Company of the documents required for such conversion, the Company shall (A) as soon as practicable, but in any event no later than the third Business Day send, via facsimile, a confirmation of receipt of such

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Conversion Notice to such holder and (B) on the third Business Day following the date of receipt, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s account. If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, the Company shall cause its transfer agent to electronically transmit the shares of Common Stock to the holder by crediting the account of the holder with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”), unless such shares are required to have a legend and such electronic transmission of legended shares is not permissible. If the holder who submitted the Conversion Notice requested physical delivery of any or all of the Conversion Shares, then the Company shall, on or before the fifth Business Day following receipt of the Conversion Notice issue and deliver to such holder, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than five (5) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

(3) Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile. If such holder and the Company are unable to agree upon the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall submit via facsimile the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than three (3) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s calculation shall be binding upon all parties absent manifest error.

(4) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(5) Company’s Failure to Timely Convert. (a) If within five Business Days after the Company’s receipt of a facsimile copy of a Conversion Notice, and if required the applicable Preferred Stock Certificates, the Company shall fail to deliver the number of shares of Common Stock to which a holder is entitled or to credit the holder’s balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder’s conversion of the Preferred Shares, pursuant to Section IV(E)(2), the Company, as liquidated damages, shall pay additional damages to such holder on each date after such fifth (5th) Business Day that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the

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holder on a timely basis pursuant to Section IV(E)(2) and to which such holder is entitled and (B) the greater of the Conversion Price or the Closing Sale Price of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section IV(E)(2).

(b) In addition to any other rights available to the holder, if after such third trading day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the Conversion Shares which the holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the holder the amount by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the holder’s total sale price (including brokerage commission, if any) for such non-delivered Conversion Shares sold by the holder and (2) at the option of the holder, either reinstate the portion of the Preferred Shares and equivalent number of Conversion Shares for which such exercise was not honored or deliver to the holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock sold by the holder for $10,000, Company shall be required to pay the holder $1,000. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In.

(c) The Company may not seek an injunction or temporary restraining order from a court to restrain or enjoin the conversion of the Preferred Shares unless the Company agrees to post, upon the grant of any such order or injunction, a surety bond for the benefit of the Holder in the amount of 130% of the aggregate Conversion Price of the Conversion Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder to the extent the holder obtains judgment for such amount.

(6) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless the full number of Preferred Shares represented by the certificate are being converted. The holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the holder may not transfer the certificate representing the Preferred Shares unless the holder first physically surrenders the certificate representing the

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Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new certificate of like tenor, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF AMENDMENT, PREFERENCES AND RIGHTS OF THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION IV(E)(6) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION IV(E)(6) OF THE CERTIFICATE OF AMENDMENT, PREFERENCES AND RIGHTS.

(F) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

(G) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of shares of Common Stock to the record holder of Preferred Shares upon the conversion of those Preferred Shares; provided, however, that the Company shall not have any obligation to pay any such taxes in the nature of income or franchise taxes of the holder of such Preferred Shares or shares of Common Stock.

V. INABILITY TO FULLY CONVERT

(A) Holder’s Option if Company Cannot Fully Convert. If, upon the Company’s receipt of a Conversion Notice, the Company can not issue shares of Common Stock, which to the extent required are registered for resale under the Registration Statement, for any reason, including, without limitation, because the Company (1) does not have a sufficient number of shares of Common Stock authorized and available, (2) is otherwise prohibited by applicable law

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or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities, from issuing all of the shares of Common Stock which are to be issued to a holder of Preferred Shares pursuant to a Conversion Notice or (3) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder’s Conversion Notice and pursuant to Section IV(E) and, with respect to the unconverted Preferred Shares, the holder, solely at such holder’s option, can elect to:

(1) if the Company’s inability to fully convert Preferred Shares is pursuant to clause (3) of Section V(A) above, require the Company to issue restricted shares of Common Stock in accordance with such holder’s Conversion Notice and pursuant to Section IV(E); or

(2) void its Conversion Notice and retain or have returned, as the case may be, the nonconverted Preferred Shares that were to be converted pursuant to such holder’s Conversion Notice; or

(3) require the Company to pay as liquidated damages additional damages to such holder on each date after its receipt of the Notice to Response to Inability to Convert (the “Response Date”) pursuant to V(B) an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock required to be issued upon the requested conversion of such nonconverted Preferred D Shares and (B) the Closing Sale Price of the Common Stock on the Response Date.

(B) Mechanics of Fulfilling Holder’s Election. The Company shall immediately send via facsimile to a holder of Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section V(A), a notice of the Company’s inability to fully satisfy such holder’s Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (1) the reason why the Company is unable to fully satisfy such holder’s Conversion Notice, and (2) the number of Preferred Shares which cannot be converted. Such holder shall within 10 Business Days of receipt of such Inability to Convert Notice notify the Company of its election pursuant to Section V(A) above by delivering written notice via facsimile to the Company (“Notice in Response to Inability to Convert”).

(C) Pro-rata Conversion. In the event the Company receives a Conversion Notice from more than one holder of Preferred Shares on the same day and the Company can convert and/or redeem some, but not all, of the Preferred Shares pursuant to this Section V, the Company shall convert from each holder of Preferred Shares electing to have Preferred Shares converted at such time an amount equal to such holder’s allocable amount of the shares reserved pursuant to Section VII hereof.

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VI. REISSUANCE OF CERTIFICATES

In the event of a conversion pursuant to this Certificate of Amendment of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate tendered for such conversion, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Shares a preferred stock certificate representing the remaining Preferred Shares which have not been so converted.

VII. RESERVATION OF SHARES

The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding (without regard to any limitations on conversions). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holder.

VIII. VOTING RIGHTS

Holders of Preferred Shares shall have no voting rights, except as required by law, including but not limited to the New York Business Corporation Law of the State of New York, and as expressly provided in this Certificate of Amendment.

IX. LIQUIDATION, DISSOLUTION, WINDING-UP

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Preferred Funds”), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to $1.00 (such sum being referred to as the “Liquidation Value”); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Preferred Funds (the “Pari Passu Shares”), then each holder of Preferred Shares and Pari Passu

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Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Amendment, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of all or substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

X. PREFERRED RANK; PARTICIPATION

(A) All shares of Common Stock shall be of junior rank, and all Series C Shares, outstanding on initial issue date of Series D shall be of equal rank, to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares and Series B and Series C Shares. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of rank senior to the Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company’s Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Secretary of State of the State of New York containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock junior in rank to the Preferred Shares. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, rights and preferences provided for herein and no merger shall result inconsistent therewith.

(B) Subject to the rights of the holders, if any, of the Pari Passu Shares, the holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the divided or distribution to the holders of Common Stock.

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XI. VOTE TO CHANGE THE TERMS OF PREFERRED SHARES

The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, shall be required for (a) any change to this Certificate of Amendment or the Company’s Certificate of Incorporation which would amend, alter, change or repeal any of the powers, rights and preferences of the Preferred Shares.

XII. LOST OR STOLEN CERTIFICATES

Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date, provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

XIII. SPECIFIC SHALL NOT LIMIT GENERAL; CONSTRUCTION

No specific provision contained in this Certificate of Amendment shall limit or modify any more general provision contained herein. This Certificate of Amendment shall be deemed to be jointly drafted by the Company and all holders of Preferred Shares and shall not be construed against any person as the drafter hereof.

XIV. FAILURE OR INDULGENCE NOT WAIVER

No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

XV. NOTICE

Whenever notice is required to be given, it shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

4. This Amendment to Article Third of the Certificate of Incorporation of the Corporation was authorized by a resolution of the Board of Directors of the Corporation duly adopted on February 12, 2004.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by Paul E. Donofrio, its President and Chief Executive Officer, as of February 23, 2004.

ANDREA ELECTRONICS CORPORATION

By:	/S/ PAUL E. DONOFRIO
Name:	Paul E. Donofrio
Title:	President and Chief Executive Officer

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EXHIBIT I

ANDREA ELECTRONICS CORPORATION

CONVERSION NOTICE

Reference is made to the Certificate of Amendment of the Certificate of Incorporation of Andrea Electronics Corporation, a New York corporation (the “Company”) setting forth the Amendments, preferences and rights of Series D Convertible Preferred Stock (the “Certificate of Amendment”). In accordance with and pursuant to the Certificate of Amendment, the undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”).

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock

to be issued::

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer):
Transaction Code Number:
(if electronic book entry transfer):

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ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     ,          from the Company and acknowledged and agreed to by [TRANSFER AGENT].

ANDREA ELECTRONICS CORPORATION

By:
Name:
Title:

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Appendix D

FORM OF COMMON STOCK WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANT AND THE SHARES OF COMMON STOCK UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE 1933 ACT IN RELIANCE UPON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Andrea Electronics Corporation

Common Stock Warrant

             shares of Common Stock

Warrant No.:	February , 2004

Andrea Electronics Corporation, a New York corporation (the “Company”), for value received, hereby certifies that [NAME OF ENTITY], or its registered assigns, (the “Holder”) is entitled to purchase from the Company, at any time or from time to time after [six months]                , 2004 and prior to 5:00 p.m., Eastern time, on February [five years], 2009, the Expiration Date,              duly authorized, validly issued, fully paid and nonassessable shares of common stock, as constituted on the date hereof (the “Common Stock”), of the Company at a purchase price of $         per share (the “Warrant Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

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1. Exercise of Warrant.

1.1. Manner of Exercise. This Warrant may be exercised by the Holder, in whole or part, during normal business hours on any Business Day after                     , 2004 and prior to the Expiration Date by surrender of this Warrant to the Company at the principal executive office of the Company, accompanied by (i) a subscription in the form of Schedule 1 hereto duly executed by such Holder and (ii) by payment in cash or by certified or official bank check payable to the order of the Company or by wire transfer to the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such subscription by (b) the Warrant Price; provided, however, that in no event shall any Holder be entitled to exercise this Warrant for an amount of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the total outstanding shares of Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrants with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) exercise of the remaining, non-exercised Warrants issued in connection with the Company’s Series D Convertible Preferred Stock (“Series D Shares”) beneficially owned by the Holder and its affiliates, (2) conversion of Series D Shares beneficially owned by the Holder and its affiliates and (3) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) all of which are subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section l.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 1.1, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For purposes of compliance with this Section 1.1, upon the written or oral request of any Holder, the Company shall reasonably promptly confirm orally and in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to exercise of the Warrants and conversions of Series D Shares and shares of Series C Convertible Preferred Stock (“Series C Shares”) by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. It is understood that nothing herein requires a Holder exercising or converting any securities of the Company to instead exercise or convert other securities of the Company first. Further, a holder, by the express written notice to the Company, may elect to terminate the limitations on exercise of the Warrants set forth in the proviso to the first sentence of this Section 1.1, such termination to be effective 61 days after receipt by the Company of such notice of such termination.

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1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time, the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 (the “Warrant Shares”) shall be deemed to have become the stockholder(s) of record thereof.

1.3. Delivery of Stock Certificates, etc.

1.3.1

As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within three (3) trading days after the date of the exercise, the Company at its expense (including the payment by it of any applicable issuance taxes) will cause to be issued to and delivered or registered in the name of the Holder hereof or, subject to Section 4, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise. If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the Holder by crediting the account of the Holder with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”), unless such Warrant Shares are required to have a legend and such electronic transmission of legended shares is not permissible. If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Warrant Shares so purchased. Further, the Holder may instruct the Company to deliver to the Holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the Holder hereof, shall be registered in the name of such Holder and such certificates shall not bear a restrictive legend if (i) the requirements for removal of such restrictive legend set forth in that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) dated February         , 2004, by and among the Company and the other signatories thereto or (ii) the Warrant Shares covered by such certificates may be sold by the Holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule). If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant or Warrants of like tenor, calling in

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the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such Holder upon such exercise as provided in Section 1.1.

1.3.2	If the Company shall fail for any reason or for no reason to deliver to the Holder within five (5) trading days after exercise of the Warrants in accordance with Section 1.3.1, a certificate for the full number of Warrant Shares or to credit the Holder’s balance account with DTC for such number of Warrant Shares, to which the Holder is entitled upon the Holder’s exercise of this Warrant, the Holder, as liquidated damages, will have the right:

(a)	to rescind such exercise in whole or only as to the number of Warrant Shares to which such Holder was entitled pursuant to such exercise which were not issued; or

(b)	require the Company to pay until such Warrant Shares are delivered additional damages to such holder on each day after such fifth trading day in an amount equal to 0.5% of the product of (A) the sum of the number of Warrant Shares required to be delivered upon the requested exercise of Warrants which were not delivered and (B) the Market Price of the Common Stock on the date of exercise.

(c)

in addition to any other rights available to the Holder, if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of sale by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commission, if any) for such non-delivered Warrant Shares sold by the Holder, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock sold by the Holder for $10,000, the Company shall

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be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

1.3.3	The Company may not seek an injunction or temporary restraining order from a court to restrain or enjoin an exercise of this Warrant unless the Company agrees to post, upon the grant of any such order or injunction, a surety bond for the benefit of the Holder in the amount of 130% of the aggregate purchase price of the Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent the Holder obtains judgment for such amount.

1.4. Representations of the Company. The Company represents, warrants and acknowledges to the Holder that:

1.4.1	it is a corporation duly formed and validly existing in the state of New York;

1.4.2	the Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of all Warrants at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

1.4.3	this Warrant has been duly authorized and approved by all requisite action of the Company, and constitutes a valid and binding agreement of the Company; and

1.4.4	when issued in accordance with the terms of this Warrant, the shares of Common Stock covered by this Warrant will be duly authorized and validly issued, fully paid and nonassessable.

2. Anti-Dilution Provisions.

2.1. Stock Dividends, Subdivisions And Combination.

2.1.1

Triggering Events. If at any time the Company subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, or (ii) combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares,

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then the adjustments set forth in Sections 2.1.2 and 2.1.3 of this Section 2.1 shall be made to the number of shares of Common Stock for which this Warrant is exercisable and to the Warrant Price, respectively.

2.1.2	Adjustment to Number of Shares of Common Stock For Which Warrant Is Exercisable. The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal: (i) the number of shares of Common Stock for which this Warrant is exercisable immediately before the occurrence of any such event, (ii) multiplied by a fraction, (A) the numerator of which is the total number of shares of Common Stock outstanding immediately after the occurrence of such event, and (B) the denominator of which is the total number of shares of Common Stock outstanding immediately before the occurrence of such event.

2.1.3	Adjustment to Warrant Price. The Warrant price shall be adjusted to equal: (i) the Warrant Price immediately prior to the occurrence of any such event, (ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately before such event, and the denominator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately after the adjustment.

2.1.4	Effective Date. Any adjustment under this Section 2.1 shall become effective at the close of business on the date the subdivision or combination become effective. Such adjustment shall be made successively whenever such an event occurs.

2.2. Reclassification, Exchange, and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock or other securities of the Company, including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Holder would have owned or been entitled to receive had such Warrant been exercised in full immediately prior to the happening of such reclassification, exchange or substitution for the same aggregate consideration. If the Company shall at any time change its Common Stock into the same or a difference number of shares of any other class or classes of stock or other securities of the Company as set forth in this Section 2.2, the Warrant Price then in effect immediately before that reclassification, exchange or substitution shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock

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purchasable immediately thereafter. An adjustment made pursuant to this Section 2.2 shall become effective immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

2.3. Reorganization, Mergers, Consolidations, or Sales of Assets. In the event of a reorganization, merger or consolidation of the Company with or into another entity, or the sale of substantially all of the Company’s properties and assets as, or substantially as, an entity to any other entity, then as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at any time prior to the Expiration Date and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or Other Securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, or consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of shares of Common Stock purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any Common Stock or Warrants or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of shares of Common Stock purchasable upon exercise of this Warrant. When appropriate, that notice may by given in advance and include as part of the notice required under other provisions of this Warrant.

2.4. Form of Warrant After Adjustments.

2.4.1	The form of this Warrant need not be changed because of any adjustments in the Warrant Price or number or kind of the shares of Common Stock purchasable pursuant to this Warrant, and Warrants theretofore or hereunder issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued; provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificates may be in the form so changed.

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3. Restriction of Transfer.

3.1. Restrictive Legends. Except as otherwise permitted by this Section 3, or Section 1.3.1 hereof, each Warrant originally issued, each Warrant issued upon direct or indirect transfer, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the direct or indirect transfer or any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form, if applicable:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR (2) PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (3) IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE 1933 ACT IN RELIANCE UPON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

3.2. Notice of Proposed Transfer: Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under such Act), the holder thereof will give written notice to the Company of such Holder’s intention to effect such transfer and to comply in all other respects with this Section 3.2. Each such notice shall (a) describe the manner and circumstances of the proposed transfer, in sufficient detail to enable counsel to render the opinion referred to below, and (b) designate counsel for the Holder giving such notice. The Holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

3.2.1.	if in the written opinion of such counsel for the holder, obtained at the Holder’s sole cost and expense, and a copy of which shall be delivered to the Company and shall be reasonably satisfactory in form, scope and substance to the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act and, such Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each Restricted Security or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 3.1 unless, in the opinion of such counsel, such legend is no longer required to insure compliance with the Securities Act and applicable state securities laws; and

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3.2.2.	if the opinion of such counsel rendered pursuant to the foregoing subdivision 3.2.1 is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the Securities Act such holder shall not be entitled to transfer such Restricted Securities (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under the Securities Act) until receipt by the Company of a further notice and further opinion of counsel for such holder to the effect stated in subdivision 3.2.1 above or until registration of such Restricted Securities under the Securities Act and applicable state securities laws has become effective.

4. Ownership Transfer and Substitution of Warrants.

4.1. Ownership of Warrants. The Company, may treat the Person in whose name any Warrant is registered on the register kept at the principal executive office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 3, a Warrant, if properly assigned, may be exercised by a new Holder without first having a new Warrant issued.

5. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banks are not open for business in the State of New York.

“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

“Common Stock” shall mean, the Common Stock (or other equity interest, however denominated) of the Company and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

“Company” shall have the meaning specified in the opening paragraph of this Warrant, including any corporation which shall succeed to or assume the obligations of the Company hereunder.

“Holder” shall have the meaning specified in the opening paragraph of this Warrant.

“Market Price” shall mean, per share of Common Stock which the Holder shall be entitled to receive upon exercise thereof, on any date specified herein, (a) the last sale price on such date of such Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each

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case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Common Stock on such date, or (c) if there shall have been no trading on such date or if such Common Stock is not so designated, the average of the reported closing bid and asked prices of such Common Stock on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company, or (d) if neither (a), (b) nor (c) is applicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

“Original Issue Date” shall have the date this Warrant was first issued.

“Other Securities” shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

“Person” shall mean a corporation, an association, a partnership, an organization or business, an individual, a government or political subdivision thereof or a governmental agency.

“Restricted Securities” shall mean (a) any Warrants bearing the applicable legend set forth in Section 3.1, (b) any shares of Common Stock (or Other Securities) issued upon the exercise of Warrants which are evidenced by a certificate of certificates bearing the applicable legend set forth in such Section and (c) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

“Securities Act” shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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“Warrants” shall have the meaning specified in the opening paragraphs of this Warrant.

“Warrant Price” shall have the meaning specified in the opening paragraph of this Warrant.

6. No Rights or Liabilities as Stockholder. Nothing contained in this warrant shall be construed as conferring upon Holder hereof any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

7. Notices. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed to:

if to the Holder:

[ENTITY NAME AND ADDRESS]

if to the Company:

Andrea Electronics Corporation

45 Melville Park Road

Melville, New York 11747

Telephone: (631) 719-1800

Facsimile:   (631) 719-1824

Attention: President, Chief Executive Officer

The address provided in this Section 7 may be modified by the Company by providing the Holder notice in writing; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

8. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provisions of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. This Warrant shall be governed by the substantive laws of the State of New York without reference to

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the choice of law rules thereof. The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Loss, Theft, Destruction or Mutilation or Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

10. Saturday, Sundays, Holidays, Etc. Of the last or appointed day for taking prior to the Expiration Date any action or the expiration of any right required or granted herein is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day prior to the Expiration Date.

Andrea Electronics Corporation

By:

Name:	Paul E. Donofrio
Title:	Chief Executive Officer

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SCHEDULE I

EXERCISE OF WARRANT

            The undersigned holder of Warrant No.          to purchase              shares of common stock of Andrea Electronics Corporation hereby:

(i)	exercises the Warrant to purchase shares of such common stock; and

(ii)	submits payment for such shares in the amount of $ :

(Please Check as Applicable)

by the enclosed certified or bank check payable to the order of Andrea Electronics Corporation; or

by wire transfer to the account of Andrea Electronics Corporation Account No.

;

in cash;

(iii)	requests that stock certificates be registered in the name, and delivered to the address, set forth as Exhibit A hereto.

(iv)	If the Holder requests that the certificates for the Warrant Shares be issued without a restrictive legend, please check here and attach the documentation required by the Securities Purchase Agreement.

Date:

(print name)

(address)

(taxpayer identification no.)

(signature)

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REVOCABLE PROXY

ANDREA ELECTRONICS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Friday, May 21, 2004

2:00 p.m. Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Shareholder(s) of ANDREA ELECTRONICS CORPORATION, a New York corporation (“Company”), hereby appoints Douglas J. Andrea and Paul E. Donofrio, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Friday, May 21, 2004 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted “FOR” all of the following proposals.

1.	To elect the following Directors: Douglas J. Andrea; John R. Croteau; Paul E. Donofrio, Gary A. Jones; Scott M. Koondel; Louis Libin; Joseph J. Migliozzi and Jonathan D. Spaet.

FOR	( ) WITHHELD ( )

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above)

2.	To ratify the selection of Marcum & Kliegman LLP as the Company’s independent accountants for the year ending December 31, 2004.

FOR	( ) AGAINST ( ) ABSTAIN ( )

3.	To ratify and approve of the issuance of 1,250,000 shares of Series D Convertible Preferred Stock and related warrants, including the terms and provisions of the Series D Convertible Preferred Stock providing for adjustment to the number of shares of common stock into which a share of Series D Convertible Preferred Stock may be converted.

FOR	( ) AGAINST ( ) ABSTAIN ( )

4.	To approve of the issuance of an additional 1,250,000 shares of Series D Convertible Preferred Stock and the related warrants.

FOR	( ) AGAINST ( ) ABSTAIN ( )

5.	To approve of the amendment to Andrea Electronics’ certificate of incorporation, as amended, to eliminate a limitation on the conversion of the Series C Convertible Preferred Stock.

FOR	( ) AGAINST ( ) ABSTAIN ( )

(    ) I plan on attending the Annual Meeting.

Date                     , 2004

Signature

Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.